UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

InfraSource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32164	03-0523754

(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)

100 West Sixth Street, Suite 300
Media, Pennsylvania	19063

(Address of principal	(Zip Code)
executive offices)

(610) 480-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
PRESENTATION BY INFRASOURCE SERVICES, INC.

Item 7.01 Regulation FD Disclosure.

     In connection with the First Albany Electric Transmission & Distribution Conference to be held in New York, New York on July 13, 2005, InfraSource Services, Inc. will make a presentation which is attached as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99	Presentation by InfraSource Services, Inc. at the First Albany Electric Transmission & Distribution Conference on July 13, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASOURCE SERVICES, INC.
(Registrant)

	By:	/s/ Deborah C. Lofton

Date: July 13, 2005	Name	Deborah C. Lofton
Title: Senior Vice President, General
Counsel and Secretary